                    A MUTUAL FUND SEEKING LONG TERM GROWTH
                       TEMPLETON VARIABLE ANNUITY FUND
                                  PROSPECTUS
                                 MAY 1, 1995
                          AS AMENDED OCTOBER 4, 1995

   TEMPLETON VARIABLE ANNUITY FUND (the "Fund") has for its investment objective long term capital growth. It pursues this objective through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation, including the United States.

   This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing.

   A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED IN ITS ENTIRETY BY REFERENCE IN AND MADE A PART OF THIS PROSPECTUS. THIS STATEMENT IS AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE FUND AT THE ADDRESS GIVEN BELOW OR BY CALLING THE ANNUITY DEPARTMENT AT (800) 774-5001 OR (813) 823-8712.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   Investors are advised to read and retain this Prospectus for future reference.

                       TEMPLETON VARIABLE ANNUITY FUND
                                P.O. Box 33030
                      St. Petersburg, Florida 33733-8030
                          Telephone: (800) 774-5001

                              TABLE OF CONTENTS

 FINANCIAL HIGHLIGHTS ..............     T-2
GENERAL DESCRIPTION ...............      T-3
INVESTMENT OBJECTIVE AND POLICIES        T-3
 Stock Index Futures Contracts  ...      T-3
 Loans of Portfolio Securities  ...      T-4
 Repurchase Agreements ............      T-4
 Commercial Paper .................      T-4
 Debt Securities ..................      T-4
 Depositary Receipts ..............      T-5
RISK FACTORS ......................      T-5
SALE AND REDEMPTION OF SHARES  ....      T-7
 Net Asset Value ..................      T-7
MANAGEMENT OF THE FUND ............      T-7
 Trustees and Officers ............      T-7
 Investment Manager ...............      T-7
 Business Manager .................      T-8
 Expenses .........................      T-8
 Brokerage Commissions ............      T-8
GENERAL INFORMATION ...............      T-8
 Capitalization ...................      T-8
 Voting Rights ....................      T-8
 Dividends and Distributions  .....      T-9
 Federal Tax Information ..........      T-9
 Inquiries ........................      T-9
 Performance Information ..........      T-9
 Statements and Reports ...........     T-10

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             FINANCIAL HIGHLIGHTS

   The following statement of Financial Highlights has been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's 1994 Annual Report to Shareholders. This statement should be read in conjunction with the other financial statements and notes thereto included in the Fund's 1994 Annual Report to Shareholders, which contains further information about the Fund's performance, and which is available to Shareholders upon request and without charge.

                                                                  YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------------
                                        1994        1993        1992       1991         1990        1989       1988*
-----------------------------------  ----------  ----------   ---------  ---------  -----------  ---------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of year   $    19.50  $    14.99   $   15.20  $   11.76   $   13.63   $   10.26   $   10.00
-----------------------------------  ----------  ----------   ---------  ---------  -----------  ---------   ----------
Income from investment operations:
Net investment income .............         .24         .24         .37        .31         .27         .22         .12
  Net realized and unrealized gain
 (loss) ...........................        (.96)       5.31        1.16       3.58       (1.80)       3.42         .24
                                     ----------  ----------   ---------  ---------  -----------  ---------   ----------
   TOTAL FROM INVESTMENT
  OPERATIONS ......................        (.75)       5.55        1.53       3.89       (1.53)       3.64         .36
-----------------------------------  ----------  ----------   ---------  ---------  -----------  ---------   ----------
Distributions:
  Dividends from net investment
 income ...........................      --            (.24)       (.39)      (.29)       (.26)       (.23)       (.10)
  Distributions from net realized
 gains ............................        (.79)       (.80)      (1.33)      (.16)       (.08)       (.04)      --
  Distributions from other sources       --          --            (.02)     --          --          --          --
                                     ----------  ----------   ---------  ---------  -----------  ---------   ----------
   TOTAL DISTRIBUTIONS ............        (.79)      (1.04)      (1.74)      (.45)       (.34)       (.27)       (.10)
-----------------------------------  ----------  ----------   ---------  ---------  -----------  ---------   ----------
Change in net asset value for the
year ..............................       (1.54)       4.51        (.21)      3.44       (1.87)       3.37         .26
                                     ----------  ----------   ---------  ---------  -----------  ---------   ----------
NET ASSET VALUE, END OF YEAR  .....  $    17.96  $    19.50   $   14.99  $   15.20   $   11.76   $   13.63   $   10.26
-----------------------------------  ----------  ----------   ---------  ---------  -----------  ---------   ----------
TOTAL RETURN+ .....................       (4.06)%      37.24%     10.17%     33.29%     (11.25)%     35.64%       3.61%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)  ..  $   12,569  $    12,698  $   9,258  $   9,147   $   6,185   $   6,317   $   3,649
Ratio of expenses to average net
assets ............................        1.49%       1.37%       1.52%      1.62%       2.00%       2.22%       3.01%**
Ratio of expenses, net of
reimbursement, to average net
assets ............................        1.00%       1.00%       1.00%      1.00%       1.00%       1.00%       1.00%**
Ratio of net investment income to
average net assets ................        1.09%       1.36%       2.06%      2.33%       2.24%       2.21%       2.24%**
Portfolio turnover rate ...........       19.85%      22.13%      27.86%     25.84%      24.12%       8.89%       8.85%
-----------------------------------  ----------  ----------   ---------  ---------  -----------  ---------   ----------

 *Period from February 16, 1988 (commencement of operations) to December 31,
1988.
**Annualized.
 +Total return figures do not include charges applied under the Annuity Contracts. Inclusion of such charges would reduce the total return figures for all periods shown.

                             GENERAL DESCRIPTION

   THE FUND: Templeton Variable Annuity Fund (the "Fund") is a business trust organized under the laws of Massachusetts on February 5, 1987. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified series investment company. Shares of the Fund are currently sold only to Templeton Funds Annuity Company ("TFAC") to be held by Templeton Funds Retirement Annuity and Templeton Immediate Variable Annuity Separate Accounts for use as the sole funding vehicle for Templeton Retirement Annuities and Templeton Immediate Variable Annuities (the "Annuities"). Shares of the Fund may in the future be sold in connection with other insurance products or as otherwise permitted by applicable regulations and regulatory interpretations.

                      INVESTMENT OBJECTIVE AND POLICIES

   The Fund's investment objective is long term capital growth. It pursues this objective through a flexible policy of investing primarily in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. The investment objective and investment policy may not be changed without shareholder approval.

   The Fund believes that in a world where investment opportunities change rapidly, not only from company to company and from industry to industry, but also from one national economy to another, its objective is more likely to be achieved through an investment policy that is flexible and mobile. Accordingly, the Fund will seek investment opportunities in all types of securities issued by companies or governments of any nation. Although the Fund will usually invest in common stocks, it also has the flexibility to invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount (see "Debt Securities"). Except for the restrictions dealing with concentration and diversification of the Fund's investments described in the following paragraph, there are no restrictions limiting the Fund's investments in issuers of any nation. The Fund may, for hedging purposes, purchase and sell stock index futures contracts (see "Stock Index Futures Contracts") and may lend its portfolio securities (see "Loans of Portfolio Securities"). Notwithstanding its investment objective of capital growth, the Fund may on occasion, for defensive purposes, without limitation as to amount, invest in and earn income on debt obligations of the United States government or its political subdivisions (see "Debt Securities"); hold cash and time deposits with banks in United States currency or currency of any major nation; purchase from banks or broker-dealers U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest (see "Repurchase Agreements"); or invest in commercial paper (see "Commercial Paper").

   As to 75% of its total assets, the Fund's investments are diversified among the securities issued by different companies and foreign governments to the extent that no more than 5% of its total assets may be invested in securities issued by any one company or by any one government, other than obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Investment Manager generally selects investments for the Fund from among many different industries, choosing those investments which (except defensive instruments) in its view have sound economic growth potential and are in industries it believes to be productive and beneficial. Although the Investment Manager may invest up to 25% of the Fund's assets in a single industry, it has no present intention of doing so. The Fund's investment restrictions (see "Investment Restrictions" in the Statement of Additional Information ("SAI")) limit the Fund to investing no more than 10% of its assets in securities with a limited trading market. The Fund may borrow amounts equal to no more than 5% of the value of its assets. The Fund's investment objective and investment policy described above, as well as the fundamental investment restrictions described in the SAI, cannot be changed without shareholder approval. The Fund invests for long term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, the Fund expects usually to have a portfolio turnover rate of less than 50%.

   The Fund is authorized to use the various investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

   STOCK INDEX FUTURES CONTRACTS: The Fund may purchase and sell stock index futures contracts with respect to any stock index, provided such contracts are traded on a recognized stock exchange or board of trade. Such purchases and sales are for hedging purposes only and are limited to an aggregate amount not exceeding 20% of the Fund's total assets as of the time the contracts are entered into. A stock index futures contract is an agreement to buy or sell units of a stock index under which two parties agree to take or make delivery at a specified future date of an amount of cash based on the difference between the value of the stock index units at the beginning and at the end of the contract period.

   During or in anticipation of a period of market appreciation, the Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the common stock which the Fund proposes to buy increases in value (in correlation with the stock index contracted for), the purchase of futures contracts on the index would result in gains to the Fund which could be offset against rising prices of such common stock.

   During or in anticipation of a period of market decline, the Fund may "hedge" common stock in its portfolio by selling stock index futures for the purposes of limiting the exposure of its portfolio to such decline. To the extent that the Fund's portfolio of securities decreases in value (in correlation with a given stock index), the net gain from the sale of futures contracts on that index could substantially reduce the risk to the portfolio. To the extent the price movements in the relevant markets are not as anticipated, the costs of such futures transactions will not benefit the Fund.

   When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract may be required to make additional margin deposits, known as "variation margin", to cover any additional obligation it may have under the contract. The Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

   LOANS OF PORTFOLIO SECURITIES: The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

   REPURCHASE AGREEMENTS: When the Fund acquires a security from a bank or a broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as disposition costs in liquidating the security.

   COMMERCIAL PAPER: Commercial paper, in which the Fund may invest for temporary defensive purposes, must at the date of investment be rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.

   DEBT SECURITIES: The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund 's net asset value.

   The Fund is authorized to invest in medium or lower quality debt securities that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated below BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. High risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Investment Manager to insure, to the extent possible, that the planned investment is sound.

   Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of higher-rated securities.

   DEPOSITARY RECEIPTS: The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

                                 RISK FACTORS

   Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates. As with any investment in securities, the value of, and income from, an investment in the Fund, can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general market conditions and market factors. In addition to the factors which affect the value of individual securities, a Shareholder may anticipate that the value of the Shares of the Fund will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of the Shares of the Fund. Changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany inflation and/ or a growing economy are likely to have a negative effect on the value of the Fund's Shares. Changes in currency valuations will also affect the price of the Shares of the Fund. History reflects both decreases and increases in worldwide stock markets, the prevailing rate of interest, and currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct.

   The Fund has an unlimited right to purchase securities in any foreign country, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in investing in securities of companies and governments of foreign nations, some of which are referred to below, which are in addition to the usual risks inherent in domestic investments.

   There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

   Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

   Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental regulation or approval for such repatriation.

   Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. The Fund may invest in Eastern European countries, which involves special risks that are described under "Risk Factors" in the SAI.

   The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

   The Trustees consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk to which such assets may be exposed from political acts of foreign governments and the higher costs of foreign settlement and depositories (see "Investment Management and Other Services--Custodian" in the SAI). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.

   Successful use of stock index futures contracts by the Fund is subject to certain special risk considerations. A liquid stock index futures market may not be available for a particular contract when the Fund seeks to offset adverse market movements by reducing or eliminating a particular futures position. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the Fund's portfolio. Successful use of stock index futures contracts is further dependent on the Investment Manager's ability to predict correctly movements in the direction of both the stock markets and the futures markets and no assurance can be given that its judgment in these respects will be correct.

                        SALE AND REDEMPTION OF SHARES

   Shares of the Fund are sold only to TFAC to be held by separate accounts for use as the funding vehicle for the Annuities. Individuals may not purchase shares directly from the Fund. Please read the prospectus for the separate account for more information on the purchase of Fund Shares.

   Shares of the Fund are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of Shares redeemed may be more or less than their cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for Shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission as a result of which disposal of portfolio securities or valuation of net assets is not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. The Fund acts as its own underwriter and transfer agent.

   NET ASSET VALUE: The net asset value of the Fund's Shares is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time) on each day the NYSE is open for trading (except on days during which no Shares are tendered for redemption and no order to purchase or sell Shares is received by the Fund), by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of Shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the scheduled closing of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Trustees. Futures contracts are valued using the last sale price on that day or, in the absence of such a price, fair value as determined by the management and approved in good faith by the Board of Trustees.

                            MANAGEMENT OF THE FUND

   TRUSTEES AND OFFICERS: The Fund is managed by its Board of Trustees which may exercise all powers not required by statute, the Declaration of Trust or the By-laws to be exercised by its Shareholders. Information relating to the Trustees and executive officers is set forth under the heading "Management of the Fund" in the SAI.

   INVESTMENT MANAGER: The Investment Manager of the Fund is Templeton Investment Counsel, Inc., a Florida corporation with offices at Broward Financial Center, Ft. Lauderdale, Florida 33394-3091. The Investment Manager manages the investment and reinvestment of the Fund's assets. The Investment Manager is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. The Investment Manager and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations. The Templeton organization has been investing globally over the past 52 years and, with its affiliates, provides investment management and advisory services to a worldwide client base, including over 4.3 million mutual fund shareholders, foundations, endowments, employee benefit plans and individuals. The Investment Manager and its affiliates have approximately 4,100 employees in ten different countries, including the United States, Australia, Scotland, Germany, Hong Kong, Luxembourg, Bahamas, Singapore, Canada and Russia.

   The Investment Manager uses a disciplined, long-term approach to value oriented global and international investing. It has an extensive global network of investment research sources. Securities are

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selected for the Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by the Investment Manager's research on superior selection methods.

   The Investment Manager does not furnish any other services or facilities for the Fund, although such expenses are paid by some investment advisers of other investment companies. As compensation for its services, the Fund pays the Investment Manager a fee, which during the most recent fiscal year, represented 0.50% of its average daily net assets. The lead portfolio manager for the Fund is Mark R. Beveridge. Mr. Beveridge, Vice President of the Investment Manager, joined the Templeton organization in 1985. He has responsibility for the industrial component and Latin American bank industries and has market coverage of Thailand, Philippines and the Andean Pact nations. Prior to joining the Templeton organization, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He has a Bachelors Degree in Business Administration with emphasis in finance from the University of Miami. Lauretta A. Reeves, Vice President of the Investment Manager, and Howard J. Leonard, Senior Vice President of the Investment Manager, exercise secondary portfolio management responsibilities. Ms. Reeves joined the Templeton organization in 1987 as an equity trader and moved into the research group in 1989. She has research responsibility for the chemical, medical supply and European and Asian banking sectors, as well as the coverage of the Belgian market. Prior to joining the Templeton organization, Ms. Reeves was manager of equity trading for First Equity Corporation of Florida, a regional brokerage firm. Previously, she worked in similar positions with two other brokerage houses. She received her Masters in Business Administration from Nova University and a B.A. in Business Administration with high honors from Florida International University. Mr. Leonard has research responsibilities for the global forest products, money management and airline industries, and coverage of Indonesia, Switzerland, Brazil and India. Prior to joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed income research activities and its proxy voting service for large pension plan sponsors. He also previously worked at Provident National Bank as a security analyst. Mr. Leonard holds a B.B.A. in Finance and Economics from Temple University. Further information concerning the Investment Manager is included under the heading "Investment Management and Other Services" in the SAI.

   BUSINESS MANAGER: Templeton Funds Annuity Company, 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030, telephone (813) 823-8712
(the "Business Manager"), provides certain administrative facilities and services for the Fund, including payment of salaries of Fund officers, preparation and maintenance of books and records, daily pricing of the Fund's investment portfolio, filing of tax reports, preparation of financial reports and monitoring compliance with regulatory requirements. For its services, the Business Manager receives a monthly fee equivalent to 0.15% of the Fund's average daily net assets during the year, reduced to 0.135% of such assets in excess of $200,000,000, to 0.10% of such assets in excess of $700,000,000 and 0.075% of such assets in excess of $1,200,000,000.

   EXPENSES: For the fiscal year ended December 31, 1994, expenses (net of reimbursement by the Business Manager) amounted to 1.0% of the Fund's average daily net assets.

   BROKERAGE COMMISSIONS: The Fund's brokerage policies are described under the heading "Brokerage Allocation" in the SAI. The Fund's brokerage policies provide that the receipt of research services from a broker is a factor which may be taken into account in allocating securities transactions as long as the prices and execution provided by the broker equal the best available within the scope of the Fund's brokerage policies.

                             GENERAL INFORMATION

   CAPITALIZATION: The capitalization of the Fund consists of an unlimited number of Shares of beneficial interest, par value $0.01 per Share. The Board of Trustees may, in its discretion, authorize the division of Shares into two or more series of the Fund without further action by the shareholders.

   VOTING RIGHTS: Shareholders of the Fund are given certain rights. Each Share outstanding entitles the holder to one vote. Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings of the Fund may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving the Investment Management Contract. TFAC is currently and likely will continue to be the Fund's sole shareholder. However, it will vote its Fund Shares in accordance with the voting instructions of holders of Templeton Retirement Annuities, Templeton Immediate Variable Annuities and of any other insurance participations or policies for which the Fund may serve as the

                                T-8
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underlying investment vehicle. Shares of the Fund, when issued, are fully paid and non-assessable, fully transferable and redeemable. Shareholders have no preemptive rights but are entitled to all dividends declared by the Fund's Trustees. The Shares have non-cumulative voting rights so that holders of a plurality of the Shares voting for the election of Trustees at a meeting at which 50% of the outstanding Shares are present can elect all the Trustees and, in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees.

   DIVIDENDS AND DISTRIBUTIONS: The Fund intends normally to pay an annual dividend representing substantially all of its net investment income and to distribute any net realized capital gains. In accordance with the direction of TFAC all income dividends and capital gains distributions paid by the Fund on its Shares will automatically be reinvested on the payment date in whole or fractional Shares of the Fund at net asset value as of the record date unless otherwise requested by TFAC to be paid in cash. The processing for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the Shares acquired. While the payment of dividends and distributions will decrease the value of each Share, the automatic reinvestment of such amounts in additional Shares means that the value of accounts invested in the Fund will not be diminished.

   FEDERAL TAX INFORMATION: The Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). In any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund generally will be relieved of federal income tax on the investment company taxable income and net capital gains distributed to shareholders.

   Distributions of any investment company taxable income, even when reinvested in additional Shares, are treated as ordinary income for tax purposes in the hands of the recipient (Templeton Funds Retirement Annuity Separate Account and Templeton Immediate Variable Annuity Separate Account (the "Separate Accounts")). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and designated by the Fund as "capital gain dividends", be treated as long term capital gains in the hands of the Separate Accounts, even when reinvested in additional Shares, regardless of the length of time the Separate Accounts may have held the Shares. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain.

   To comply with regulations under Section 817(h) of the Code, the Fund must diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of a given issuer are treated as a single investment. However, in the case of U.S. government securities, each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the United States is treated as a U.S. government security for this purpose.

   Reference is made to the prospectuses for the Annuities for information regarding the federal income tax treatment of distributions to Annuitants.

   INQUIRIES: Shareholders' inquiries should be addressed to Templeton Variable Annuity Fund, P.O. Box 33030, St. Petersburg, Florida 33733-8030; telephone (800) 774-5001 or (813) 823-8712.

   PERFORMANCE INFORMATION: The Fund may include its total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its Shares.

   Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or up to the life of the Fund), will reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. Quotations of total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's Shares are sold, or charges or deductions against Templeton Retirement Annuities, Templeton Immediate Variable Annuities, or any other insurance participations or policies for which the Fund may serve as the underlying investment vehicle, although comparable performance information for a separate account will take such charges into account. For a description of the methods used to determine total return for the Fund, see "Performance Information" in the SAI.

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   STATEMENTS AND REPORTS: The Fund's fiscal year ends on December 31. Annual reports (containing financial statements audited by independent auditors and additional information regarding the Fund's performance) and semi-annual reports (containing unaudited financial statements) are sent to Shareholders each year. Additional copies may be obtained, without charge, upon request to the Business Manager.
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